Accounts Receivable, Net	6 Months Ended
Jun. 30, 2023
Accounts Receivable, Net [Abstract]
ACCOUNTS RECEIVABLE, NET

NOTE 4 — ACCOUNTS RECEIVABLE, NET

The Company’s accounts receivable primarily include balance generated from selling bakery products to local corporate customers, billed but has not been collected as of the balance sheet dates. Accounts receivable consisted of the following:

	June 30, 2023	December 31, 2022
Accounts receivable	$1,937,261	$1,260,453
Less: allowance for doubtful accounts	-	-
Accounts receivable, net	$1,937,261	$1,260,453

As of the date of the unaudited condensed consolidated financial statements, approximately 38.3%, or $0.7 million, of the June 30, 2023 balance has been subsequently collected. The remaining balance of approximately $1.2 million is expected to be collected before June 30, 2024.